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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): November 27, 2002


       IndyMac MBS, Inc., (as depositor under the Pooling and Servicing
          Agreement, dated as of November 1, 2002, providing for the issuance of the IndyMac MBS, Inc., Residential Asset
             Securitization Trust 2002-A14J, Mortgage Pass-Through
                                 Certificates,
                                Series 2002-N).

                               IndyMac MBS, Inc.
                               -----------------
            (Exact name of registrant as specified in its charter)

           Delaware                   333-82831                95-4791925
----------------------------          ---------                 ----------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
       of Incorporation)             File Number)           Identification No.)


         155 North Lake Avenue
         Pasadena, California                          91101
         --------------------                         -------
         (Address of Principal                      (Zip Code)
          Executive Offices)


      Registrant's telephone number, including area code: (800) 669-2300
                                                          --------------

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

ITEM 5. OTHER EVENTS.
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     Incorporation of Certain Documents by Reference.
     -----------------------------------------------

     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000 and for each of the years in the three-year period ended December 31, 2001 included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002; Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 2001, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (which was filed with the Securities and Exchange Commission on May 13, 2002), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2002 and for the periods ending June 30, 2002 and June 30, 2001, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2002 (which was filed with the Securities and Exchange Commission on August 14, 2002), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2002 and for the periods ending September 30, 2002 and September 30, 2001, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ending September 30, 2002 (which was filed with the Securities and Exchange Commission on November 14, 2002), and the Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002, April 18, 2002, July 19, 2002, August 14, 2002, October 17, 2002 and November 20, 2002, as such Current Reports related to Ambac Assurance Corporation, are hereby incorporated by reference of their report on such financial statements in this Form 8-K and to being named as "experts" in the Prospectus Supplement relating to IndyMac MBS, Inc. Residential Asset Securitization Trust 2002-A14J, Mortgage Pass-Through Certificates Series 2002-N, is attached hereto as Exhibit 23.1.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
----    -----------------------------------------

         INFORMATION AND EXHIBITS.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.1  Consent of KPMG LLP



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  IndyMac MBS, Inc.



                                  By:  /s/  Blair Abernathy
                                       ----------------------------------
                                       Name:   Blair Abernathy
                                       Title:  Executive Vice President



Dated:  November 27, 2002



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

EXHIBIT INDEX
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Exhibit           Description
-------           -----------

23.1              Consent of KPMG LLP



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